1. Third Quarter 2012 Earnings Call Presentation Exhibit 99.1

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect,"
"project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements.  Please refer to Tower’s filings with the SEC, including among others Tower’s Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements.  Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Notes on Non-GAAP Financial Measures
Operating income excludes realized gains and losses, acquisition-related transaction costs and the results of the reciprocal business, net of tax. This is a common measurement for property and casualty insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Additionally, these measures are a key internal management performance standard. Operating earnings per share is operating income divided by diluted weighted average shares outstanding.
Operating return on equity is annualized operating income divided by average common stockholders' equity.
Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies, including the reciprocal exchanges.

2 Overview of the Operating Results

Third Quarter Snapshot - Strong Operating Results
Net Operating Income
• Net operating income of $23.8 million or $0.62 per diluted share compared with operating loss of $15.3 million, or ($0.38) per diluted share same period last year
Gross premiums written and managed
• $484.8 million, representing a decrease of 6.6% primarily due to the termination of two programs ($51.7 million from program cancelled in 3Q12 and $23.3 million of assumed reinsurance business, which was commuted in 4Q11)
• Excluded these 2 programs, 3Q12 GWP and managed increased by 8.2%
Net loss ratio and combined ratio
• The net loss ratio excluding the reciprocal exchanges improved to 60.8% from 77.6%
• Excluding the business that Tower manages on behalf of the reciprocal exchanges, the net combined ratio improved to 96.3% from 112.0%
Continued positive market and pricing trends
• 4.3% premium increase on renewed business (4.0% increase for commercial excluding programs; 4.5% for personal)

Third Quarter 2012 Highlights
*Stockholders equity reduced by $64.5 million from stock repurchases and dividends since 3Q11
0.62 0.62
(0.38)
0.72
0.49
0.72
0.15
3Q12 Storms Dev. Pro -
Forma
3Q12
3Q11 Storms Dev. Pro -
Forma
3Q11
Operating EPS (Loss)
3Q12
3Q11
1,055
1,014
3Q12 3Q11
Stockholders' Equity ($ millions)*
27.49
25.42
3Q12 3Q11
Book Value per Share ($)*
23.8 23.8
(15.3)
29.2
20.2
29.2
6.3
3Q12 Storms Dev. Pro -
Forma
3Q12
3Q11 Storms Dev. Pro -
Forma
3Q11
Operating Earnings ($ millions)
3Q12
3Q11

Third Quarter Highlights
96.3 96.3
112.0
97.1
-
12.3
-2.6
3Q12 Storms Dev. Pro - Forma
3Q12
3Q11 Storms Dev. Pro - Forma
3Q11
Combined Ratio (%)
3Q12 3Q11
9.2 9.2
(5.9)
7.7
11.2
2.4
3Q12 Storms Dev. Pro - Forma
3Q12
3Q11 Storms Dev. Pro - Forma
3Q11
Operating ROE (%)
3Q12 3Q11

Organic Growth Initiative
Excluding the effects of terminated program and commutation of an assumed reinsurance treaty GPW were up $40.7 million or 8.2% due to organic growth initiatives.
• Continued production from newly created businesses including Assumed Reinsurance ($39 million of GWP in the third quarter), Customized Solutions and National Commercial Property
business units
• Forming strategic alliances with Lloyd's syndicates to provide expertise and to support customized solutions
• Evaluating industries and customer groups such as construction and affluent home owners
• Improving product manufacturing capabilities for core products
The Organic Growth Initiative is building momentum by investing in Product, People and
Process
• Product:  Identifying product opportunities from internal research and customized solutions clients while forming strategic alliances with companies with specialty product expertise
• People: Recruiting franchise leaders to expand our product offering. Decentralizing and implementing franchise concept
• Process:  Investing in business development to deliver customized solutions and in business intelligence to conduct research.
Strengthening cross functional committees and practices.
Investing our processes and practices to improve and drive customer experience

Business Segment Results
Commercial Personal** Insurance
General Specialty Services
Business Units / Products
Small Business;
Middle Market
National Programs, E&S,
Customized Solutions,
Transportation and
Assumed Reinsurance
Homeowners and
Private Passenger
Auto
3Q12 GPW* ($ millions) $170 $142 $173 $9***
3Q11 GPW* ($ millions) 199 168 152 8***
3Q12 % of total GPW 35% 29% 36% n/a
Commercial Consolidated
Loss Ratio 60.7% 60.9% n/a
Expense Ratio 34.6% 38.3% n/a
Combined Ratio 95.3% 99.2% n/a
Retention 84% 89% n/a
Renewal Premium Change 4.0% 4.5% n/a
Segment
Summary
*     Gross premiums written and managed
**   Loss, Expense and Combined ratios exclude reciprocal business
***Total revenue for the segment
Accelerated focus on small
premium size segment
across all lines of business
Focus on eliminating or
improving pricing on
unprofitable middle market
business. Plan to reduce
CA WC implemented
Termination of
unprofitable program
business with focus
on profitable
specialty programs
Growth driven
primarily by
assumed
reinsurance
business
Developing products
for affluent personal
lines market
Focus on
emphasizing
homeowners and
package policies and
deemphasizing
monoline auto
Expanding licensing
to expand writings
in other states and
thereby increasing
fee income

Net Loss and Loss Expense Ratio, Excluding Reciprocals
The net loss ratio was 60.8% for the third quarter of 2012 compared to 77.6% for the third quarter of 2011.
• Included in the third quarter 2011 loss ratio was 12.3 points associated with
Hurricane Irene and 2.6 points associated with reserve development.
Excluding the impact of severe weather and reserve development the net loss ratio improved to 60.8% in 3Q12 compared to 62.7% in 3Q11.
60.8
60.8
77.6
65.3 65.3
62.7
-12.3
-2.6
3Q12 Storms Dev. Pro - Forma
3Q12
3Q11 Storms Dev. Pro - Forma
3Q11
Loss Ratio (%)
3Q12 3Q11

Expense Ratio Excluding Reciprocals
Commission rate higher year over year due to assumed reinsurance.
As systems initiatives relating to personal lines are completed, we expect scale advantage to drive expense ratio down
Note: Excludes reciprocals
19.2%
18.5%
12.5%
12.3%
3.8%
3.6%
35.5%
34.4%
3Q12 3Q11
Commissions, net of ceding commissions
OUE, net of fees
BB&T expenses

Improving Investment Performance
Note: Cash & Invested Assets, Tax–Equivalent Fixed Income Yield and Net Investment Income exclude reciprocals
$2,562
$2,436
9-30-2012 9-30-2011
Cash and Invested Assets ($millions)
4.6
4.5
9-30-2012 9-30-2011
Tax- Equivalent Fixed Income
Yield (%)
$30 $30
9-30-2012 9-30-2011
Net Investment Income
($millions)
Alternative investment commitment remains modest but assets are generating positive returns in 3Q12 and should provide higher yield and diversification from interest rate risk inherent in fixed-income investments, and reduce capital markets volatility

Superstorm Sandy Impact to be Limited due to Tower’s
Catastrophe Reinsurance Program
Tower’s current after-tax estimate of loss ranges from $55 million to $68 million
• Tower has exposure to Superstorm Sandy through direct insurance operations, reinsurance assumed businesses and two alternative investments
Tower expects its direct insurance loss to be contained in its first reinsurance layer
• Tower expects pre-tax net loss from direct insurance business to be $90 to $95 million, including reinstatement premiums
• Direct losses in excess of $75 million pre-tax are ceded to reinsurers as shown in table below
Assumed reinsurance pre-tax losses expected to be between $15 and $20 million
Tower expects to recover $10 million if industry losses exceed $10 billion and an additional
$10 million if industry losses exceed $15 billion through industry loss warranties that it put in place in July 2012 to manage risk associated with exposure in the Northeast
Tower believes its alternative investments will not be materially affected by the losses associated with Superstorm Sandy
Range of Loss Retention Tower Net Loss
$0 - $75 million Retained by Tower $75 million
$75 - $150 million 100% reinsured $75 million
$150 - $225 million 70% reinsured $75 - $97.5 million
$225 - $400 million 100% reinsured $75 - $97.5 million

Update on Proposed Merger Transaction
Merger agreement announced July 30, 2012.
S-4 process is progressing with the SEC and we expect to have second series of SEC comments addressed early next week
Regulatory approval process is proceeding as planned
Based on these processes we expect to be in a position to effect the sale of Canopius
Bermuda shares and to approach our shareholders for approval in late November or early
December, depending on market conditions and TWGP valuation